UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)
Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 North Main Street, Suite 100 Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Thursday, February 3, 2022, Piedmont Lithium Inc. (the “Company”) held its reconvened 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) at 2:00 p.m. Eastern Time. As of the close of business on November 22, 2021, the record date for the 2022 Annual Meeting, there were 15,869,395 shares of common stock entitled to vote at the meeting. At the 2022 Annual Meeting, each of the Company’s director nominees was elected and the other proposals voted on were approved. The final voting results are set forth below.

		Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of Class I Directors
• Mr. Keith Phillips		4,081,647	466,300	3,973,491
• Mr. Todd Hannigan		4,022,143	525,804	3,973,491

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification of Deloitte & Touche LLP as Independent Auditor	7,996,179	100,008	425,251	—

Proposal 3. Approval to issue 10,786 stock options to Mr. Keith Phillips	2,791,152	1,272,986	483,809	3,973,491

Proposal 4. Approval to issue 5,344 restricted stock units to Mr. Keith Phillips	3,393,960	668,728	485,259	3,973,491

Proposal 5. Approval to issue 1,796 restricted stock units to Mr. Jeff Armstrong	2,893,749	1,171,544	482,654	3,973,491

Proposal 6. Approval to issue 1,197 restricted stock units to Mr. Jorge Beristain	2,891,124	1,172,087	484,736	3,973,491

Proposal 7. Approval to issue 1,197 restricted stock units to Mr. Todd Hannigan	2,892,259	1,170,771	484,917	3,973,491

Proposal 8. Approval to issue 1,197 restricted stock units to Mr. Claude Demby	2,892,827	1,171,156	483,964	3,973,491

Proposal 9. Approval to issue 1,197 restricted stock units to Ms. Susan Jones	2,896,308	1,167,384	484,255	3,973,491

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: February 7, 2022		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer